SECURITY AGREEMENT


          THIS AGREEMENT made effective October 26, 1998.


BETWEEN:

          EUROGAS, INC., a corporation incorporated under the laws of the State of Utah (hereinafter referred to as the "Creditor")

                                     -and-

          BIG HORN RESOURCES LTD., a corporation incorporated under the laws of Canada (hereinafter referred to as the "Debtor")


          WHEREAS the Debtor is indebted to the Creditor in the amount of $2,500,000 as evidenced by a promissory note given by the Debtor to the Creditor dated October 26, 1998 (the "Promissory Note");

          AND WHEREAS pursuant to such indebtedness, the Debtor wishes to grant a security interest in and to all of its assets to the Creditor;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payment of certain good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. GRANT OF SECURITY INTEREST: As continuing and collateral security for payment and performance of all existing obligations, indebtedness and liabilities of the Debtor to the Creditor pursuant to the Promissory Note and for value received, the receipt and sufficiency of which is hereby acknowledged, the Debtor hereby grants to the Creditor, by way of mortgage, charge, assignment and transfer, a continuing security interest (the "Security Interest") in all of the Debtor's present and after acquired personal property and in all Proceeds and renewals, replacements, additions, substitutions thereof, parts, accessories, attachments and Accessions thereto (hereinafter collectively called the "Collateral").

2.   DEFINITIONS AND INTERPRETATIONS:  In this Security Agreement:

     (a) the defined terms used herein shall be interpreted pursuant to their respective meanings as defined herein and in the Personal Property Security Act of the Province of Alberta, as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein called the "P.P.S.A.";

     (b) the term "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof"; and

     (c) the term "this Security Agreement" shall mean this Security Agreement including any schedules hereto and the terms "herein", "hereto", "hereof", "hereby", "hereunder" and similar terms refer to this Security Agreement so defined and any reference to a particular Section shall mean the appropriate Section of this Security Agreement.

3. OBLIGATIONS SECURED: The Security Interest granted by this Security Agreement secures payment and performance of any and all obligations, indebtedness and liability of the Debtor to the Creditor (including interest thereon) pursuant to the Promissory Note and any unpaid amounts in respect thereof (hereinafter called the "Indebtedness"). The grant by the Debtor of the Security Interest in the Collateral to the Creditor in no way shall limit or restrict the rights and remedies of the Creditor to collect and enforce collection from the Debtor of any of the Indebtedness, and the Creditor shall not be required or obligated to enforce its rights or remedies under this Security Agreement before enforcing collection. When the Indebtedness and the granting of a Security Interest by the Debtor gives rise to a purchase-money security interest (as defined by law) in and for the Collateral (or any part thereof), the Debtor does, without limitation, grant to the Creditor a purchase-money security interest in the Collateral in accordance with relevant law in force in the Province of Alberta.

4. EXCLUSION: The Security Interest granted hereby shall not extend or apply to and the Collateral shall not include any personal property held in trust by the Debtor and lawfully belonging to others.

5. REPRESENTATIONS AND WARRANTIES OF DEBTOR: Debtor represents and warrants and so long as this Security Agreement remains in force and effect shall be deemed to continuously represent and warrant that:

     (a) the Collateral is genuine and owned by the Debtor free of all security interests, mortgages, liens, claims, taxes, assessments, charges or other encumbrances (hereinafter collectively called "Encumbrances"), except for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by the Creditor, prior to their creation or assumption;

     (b) the Collateral is located in the Provinces of Alberta and Saskatchewan unless otherwise indicated on Schedule "A"; and

     (c) there is no litigation, action, suit, claim, proceeding or dispute threatened or pending against or affecting the Debtor or the Collateral that will materially and adversely affect the Debtor's financial condition or affairs or impair the Debtor's ability to perform its obligations hereunder or to pay the Indebtedness.

6. COVENANTS OF DEBTOR: The Debtor covenants and agrees that at all times the Debtor shall:

     (a) pay all costs, charges and expenses, including without limitation legal fees on a solicitor and its own client basis of the Creditor incurred with respect to the preparation and execution of this Security Agreement and the taking, recovering, possessing or disposing of the Collateral or in any other proceedings taken for the purpose of enforcing the remedies provided herein, or otherwise in relation to the Collateral or by reason of non-payment of the Indebtedness hereby secured and all such costs and expenses shall bear interest at the highest rate borne by any of the Indebtedness and shall be payable on demand and shall be secured hereby;

     (b) defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; keep the Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule "A" or hereafter approved in writing by the Creditor prior to their creation or assumption, and not sell, exchange, transfer, assign, lease, or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Creditor;

     (c)  notify the Creditor immediately of:

            (i) any change in the information contained and provided herein or in the Schedule hereto relating to the Debtor, the Debtor's affairs or the Collateral;

            (ii) the details of any claims or litigation affecting the Debtor or the Collateral;

            (iii) any loss or damage to the Collateral; and

            (iv) the return to, or repossession by the Debtor of any of the Collateral;

     (d) keep the Collateral in good order, condition and repair and shall comply with and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

     (e) do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by the Creditor of or with respect to the Collateral in order to give effect to this Security Agreement and to pay all costs for searches and filings in connection therewith;

     (f) pay all obligations and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when they become due and payable;

     (g) permit a representative of the Creditor at any time to inspect the Collateral and shall permit entrance into any location where the Collateral may be situated and the Debtor shall pay the Creditor's expenses incurred in this regard;

     (h) prevent the Collateral from being or becoming an Accession or fixture to other property not covered by this Security Agreement;

     (i)  deliver to the Creditor from time to time promptly upon request:

            (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to the Collateral;

            (ii) all files, books and all records, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral or copies thereof for the purpose of inspecting, auditing or copying the same;

            (iii) all policies and certificates of insurance relating to the
                  Collateral; and

            (iv) such other information concerning the Collateral, the Debtor and the Debtor's affairs as the Creditor may reasonably request;

     (j) pay duly and punctually all the Indebtedness due to the Creditor and perform all other obligations on its part to be performed under this Security Agreement.

7. SECURITIES: The Debtor irrevocably authorizes and appoints the Creditor as its attorney and agent to transfer the Collateral including without limitation Securities or any part thereof into its own name or that of its nominee(s) so that the Creditor or its nominee(s) may appear of record as the sole owner thereof; provided that the Creditor shall, in respect of any Securities of which it is the owner of record and until default, deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, the Debtor waives all rights to receive any notices or communications received by the Creditor or its nominee(s) as such registered owner and agrees that no proxy issued by the Creditor to the Debtor or its order as aforesaid shall thereafter be effective.

8.   INCOME AND INTEREST:

     (a) Until default, the Debtor may receive any Money constituting income from or interest on the Collateral and if the Creditor receives any such Money prior to default, the Creditor may either credit such Money against the Indebtedness or pay same promptly to the Debtor; and

     (b) After default, the Debtor will not request or receive any Money constituting income from or interest on the Collateral and if the Debtor receives any such Money, the Debtor shall receive such Money in trust for and shall pay the Money promptly to the Creditor.

9.   ADDITIONAL INCOME:

     (a)  Whether or not default has occurred, the Debtor authorizes the
          Creditor:

            (i) to receive any increase in or profits on the Collateral (other than Money) and to hold the same as part of the Collateral. Money so received shall be treated as income for the purposes of Section 8 hereof and dealt with accordingly; and

            (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of the Collateral; to surrender such Collateral in exchange therefor; and to hold any such payment or distribution as part of the Collateral;

     (b) If the Debtor receives any such increase or profits (other than Money) or payments or distributions, the Debtor shall receive same in trust for and shall deliver same promptly to the Creditor to be held by the Creditor as herein provided.

10. APPLICATION OF MONEY: Subject to any applicable requirements of the P.P.S.A., all Money collected or received by the Creditor pursuant to or in exercise of any right it possesses with respect to the Collateral shall be applied on account of Indebtedness in such manner as the Creditor deems best or, at the option of the Creditor, may be released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Creditor hereunder, and any surplus shall be accounted for as required by law.

11. EVENTS OF DEFAULT: The occurrence of any of the following events or conditions shall constitute default hereunder which is herein called a "default":

     (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of the Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between the Debtor and the Creditor or any breach of warranty or misrepresentation made by the Debtor in this Security Agreement;

     (b) the bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by the Debtor; the appointment of a receiver or trustee for the Debtor or for any assets of the Debtor or the institution by or against the Debtor of any other type of insolvency proceedings under the Bankruptcy and Insolvency Act as amended or replaced or otherwise;

     (c) if any Encumbrance affecting the Collateral becomes enforceable against the Collateral;

     (d)  if the Debtor commits or threatens to commit an act of bankruptcy;

     (e) if any judgment, execution, sequestration, extent or other process of any court becomes enforceable against the Debtor or if a distress or analogous process is levied upon the assets of the Debtor or any part thereof; or

     (f) if any statement, representation or warranty heretofore or hereafter furnished by or on behalf of the Debtor pursuant to or in connection with this Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to the Creditor to advance any funds to or to enter into this or any other agreement with the Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial, contingent or unliquidated liability or claim against the Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such representation, statement or warranty, which change shall not have been disclosed to the Creditor at or prior to the time of such execution.

12. ACCELERATION: The Creditor, in its sole discretion, may declare all or any part of Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or, if the Creditor, in good faith, believes and has commercially reasonable grounds to believe that the prospect of payment of the Indebtedness or performance of this Security Agreement is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy. The provisions of this Section are not intended in any way to affect any rights of the Creditor with respect to any Indebtedness which may now or hereafter be payable on demand.

13. REMEDIES: In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Creditor and in addition to any other rights the Creditor may have at law or in equity, the Creditor shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. and the Debtor hereby grants to the Creditor all remedies permitted to be granted to a secured party under the P.P.S.A. including without limitation, the right to appoint a receiver or a receiver-manager ("Receiver") and to prescribe his rights and duties and the right to dispose of any or all of the Collateral by lease or deferred payment. The Creditor or any Receiver appointed by it may take possession of the Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Creditor or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed. The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Creditor or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors' (on a solicitor and its own client basis) and auditors' costs and other legal expenses and Receiver remuneration), in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by the Creditor or any Receiver appointed by it, as permitted hereby, shall be a first charge on the Proceeds of realization, collection or disposition of the Collateral and shall be secured hereby. The Creditor will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of the Collateral is to be made, as may be required by the P.P.S.A.

14. DEFICIENCY: Subject to the laws in force in the Province of Alberta, the Debtor hereby covenants, promises and agrees to and with the Creditor that in the event that the sum of money realized upon any disposition of the Collateral shall not be sufficient to pay the whole of the Indebtedness of the Debtor to the Creditor under or pursuant to this Security Agreement, the Debtor shall and will forthwith pay or cause to be paid to the Creditor an amount equal to the deficiency between the amount of the said Indebtedness and the sum of money realized upon the disposition of the Collateral (the "Deficiency"). The Debtor acknowledges and agrees that the Creditor may bring an action against the Debtor for payment of the Deficiency. Notwithstanding any defects or irregularities of the Creditor in enforcing its rights hereunder, the Creditor may bring an action against the Debtor for the Indebtedness.

15. AUTHORIZATION: The Debtor hereby authorizes the Creditor to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted Encumbrances affecting the Collateral or identifying the locations at which the Collateral and records relating thereto are situate) as the Creditor may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest and the Debtor hereby irrevocably constitutes and appoints the Creditor the true and lawful attorney and agent of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

16. SET OFF: Without limiting any other right of the Creditor, upon a default or whenever Indebtedness is or is declared to be immediately due and payable, the Creditor may, in its sole discretion, set off against Indebtedness any and all amounts then owed to the Debtor by the Creditor in any capacity, whether or not due, and the Creditor shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Creditor's records subsequent thereto.

17. PERFORMANCE: Upon the Debtor's failure to perform any of its covenants, duties and obligations hereunder, the Creditor may, but shall not be obligated to, perform any or all of such covenants, duties and obligations, and the Debtor shall pay to the Creditor, forthwith upon written demand therefor, an amount equal to the expense incurred by the Creditor in so doing plus interest thereon from the date such expense is incurred until it is paid at the highest rate borne by any of the Indebtedness and such amounts shall form part of the Indebtedness and constitute a charge upon the Collateral in favour of the Creditor prior to all claims subsequent to this Security Agreement.

18. SUBORDINATION: Provided the Debtor is not in default hereunder, the Creditor agrees, notwithstanding anything to the contrary contained in this Agreement or any other agreement, document or instrument between the parties, that it will agree to postpone and subordinate its Security Interest and all obligations, debts and liabilities, present or future of the Debtor to the Creditor in favour of Alberta Treasury Branches or any other lending institution acting as the Debtor's principal banker from time to time.

19. EXTENSIONS: The Creditor may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Creditor may see fit without prejudice to the liability of the Debtor or the Creditor's right to hold and realize the Security Interest. Furthermore, the Creditor may demand, collect and sue on the Collateral in either the Debtor's or the Creditor's name, at the Creditor's option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting the Collateral.

20. WAIVER AND REMEDIES: No delay or omission by the Creditor in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the Creditor may waive or remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied or waived and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Creditor granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

21. PROTEST: The Debtor waives protest of any Instrument constituting the Collateral at any time held by the Creditor on which the Debtor is in any way liable and notice of any other action taken by the Creditor.

22. ASSIGNMENT: The Creditor may, without notice to the Debtor and without any rights or equities in favour of the Debtor, at any time, mortgage, charge, assign or grant a security interest in this Security Agreement and the Security Interest constituted hereby. The Debtor agrees that any assignee, transferee or secured party of the Creditor, as the case may be, shall have all of the Creditor's rights and remedies under this Security Agreement. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Creditor.

23. ENUREMENT: This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective administrators, successors, assigns and permitted assigns in the case of the Debtor.

24. MODIFICATION: Except as hereinbefore provided and for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written Agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

25. NOTICE: Subject to the requirements of Section 25 hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given if sent by prepaid registered mail addressed to the address serving as the Registered Office of the party as provided by the records of the Alberta Department of Consumer and Corporate Affairs (Corporate Registry).

26. CONTINUING SECURITY: This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by the Creditor and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Creditor shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all Indebtedness contracted for or created before the receipt of such notice by the Creditor, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid and satisfied in full subject to Section 31 hereof.

27. HEADINGS: The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

28. NUMBER AND GENDER: When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

29. SEVERABILITY: In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

30. INDEMNITY: The Debtor shall indemnify and hold harmless the Creditor from and against any and all claims, costs, losses, demands, actions, causes of action, suits, damages, penalties, judgments and liabilities of whatsoever nature and kind including without limitation costs and expenses on a solicitor and his own client basis in connection with or arising out of any representation or warranty given by the Debtor being untrue, the breach of any term, condition, proviso, agreement or covenant by the Debtor to the Creditor, or the exercise of any of the rights and remedies of the Creditor, or any transaction contemplated by this Security Agreement.

31. ACKNOWLEDGEMENT: The Debtor acknowledges that value has been given and that the Debtor has rights in the Collateral and the Security Interest created hereby is intended to attach and be enforceable when this Security Agreement is signed by the Debtor and delivered to the Creditor or in the case of after acquired property when the Debtor acquires rights therein.

32. MERGER: This Security Agreement shall not operate so as to create any merger or discharge of any of the Indebtedness, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security in any form held or which may hereafter be held by the Creditor from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Indebtedness will not operate as a merger of any of the terms, conditions, covenants, agreements or provisos contained in this Security Agreement. The release and discharge of the Security Interest constituted by this Security Agreement by the Creditor shall not operate as a release or discharge of any right of the Creditor to be indemnified or held harmless by the Debtor pursuant to this Security Agreement or of any other right of the Creditor against the Debtor arising under this Security Agreement prior to such release and discharge nor shall it operate as a release of any unpaid Indebtedness.

33. LAW AND ATTORNMENT: This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Alberta. For the purpose of legal proceedings, this Security Agreement shall be deemed to have been made in the Province of Alberta and to be performed there and the courts of the Province of Alberta shall have jurisdiction over all disputes that may arise under this Security Agreement and the Debtor hereby irrevocably and unconditionally submits and attorns to the non-exclusive jurisdiction of such courts, provided that nothing herein contained shall prevent the Creditor from proceeding at its election against the Debtor in the courts of any other province, country or jurisdiction whatsoever.

34. SCHEDULE: Schedule "A" attached to this Security Agreement is incorporated herein and shall form part hereof.

35. ENTIRE AGREEMENT: This Security Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and all prior negotiations in respect thereof are superseded and there are no collateral understandings or agreements with respect to the subject matter of this Security Agreement and the rights of the parties hereunder except such other security granted or issued by the Debtor in favour of the Creditor with respect hereto or in conjunction herewith.

36. COPY OF AGREEMENT: The Debtor hereby acknowledges receipt of a copy of this Security Agreement and the Debtor waives its right to receive a copy of any financing statement or financing change statement registered by the Creditor or any other statement in respect thereof filed at any time or from time to time by or on behalf of the Creditor.

     IN WITNESS WHEREOF the parties hereto have executed this Security Agreement as of the day and year first above written.

     EUROGAS, INC.                          BIG HORN RESOURCES LTD.


     Per:  /s/ Hank Blankenstein            Per:  /s/ Reginald Greenslade